UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 17, 2014

ARMCO METALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34631	26-0491904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 E Hillsdale Blvd, Suite 315, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 212-7630

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

On November 17, 2014 Armco Metals Holdings, Inc. held its 2014 annual meeting of stockholders in accordance with a definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 8, 2014. At the meeting, the four proposals presented to our stockholders were:

●	the election of Messrs. Kexuan Yao, Kam Ping Chan, William Thomson and Shiqing Yue as directors,

●	the ratification of MaloneBailey, LLP as independent registered public accounting firm,

●	the approval of an amendment to Armco’s Articles of Incorporation increasing the number of authorized shares of common stock from 74,000,000 shares to 200,000,000 shares, and

●

the approval of the Third Amendment to the Amended and Restated 2009 Stock Option Plan increasing the number of shares of common stock reserved for issuance under the plan from 8,200,000 shares to 11,200,000 shares.

The final results of the voting on each matter submitted to the stockholders at the annual meeting are set forth below.

Proposal 1:	THE ELECTION OF MESSRS. KEXUAN YAO, KAM PING CHAN, WILLIAM THOMSON AND SHIQING YUE AS DIRECTORS

Number of Votes
	Votes “For”	Votes “Against”	Broker Non-Votes
Kexuan Yao	33,975,343	441,762	X
Kam Ping Chan	33,498,311	918,794	X
William Thomson	33,152,671	1,264,434	X
Shiqing Yue	33,820,943	596,162	X

Proposal 2:	THE RATIFICATION OF MALONEBAILEY, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Number of Votes
Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
33,752,118	218,877	446,110	X

Proposal 3:	THE APPROVAL OF AN AMENDMENT TO ARMCO’S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

Number of Votes
Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
32,891,556	1,509,344	16,205	X

Proposal 5:	THE APPROVAL OF THE THIRD AMENDMENT TO THE AMENDED AND RESTATED 2009 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN.

Number of Votes
Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
33,061,746	1,339,089	16,270	X

As a result of the recently commenced litigation disclosed in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 3, 2014, Mr. Songqiang Chen was not nominated to Armco’s Board of Directors at the annual meeting and our stockholders did not consider Proposal 4 in the proxy statement related to our proposed acquisition of 31.37% of Draco Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMCO METALS HOLDINGS, INC.

Date: November 19, 2014	By: /s/ Kexuan Yao
Kexuan Yao, CEO and Chairman of the Board

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